NUMBER

CHL

CAPRI HOLDINGS LIMITED

SHARES

ORDINARY SHARES

CUSIP G1890L 10 7

SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, NO PAR VALUE, OF

CAPRI HOLDINGS LIMITED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Capri Holdings Limited
COMMON SEAL
*

ASSISTANT SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(BROOKLYN, NY)
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED OFFICER

AMERICAN BANK NOTE COMPANY

ABnote North America
711 ARMSTRONG LANE, COLUMBIA, TN 38401
(931) 388-3003
SALES: HOLLY GRONER 931-490-7660

PROOF OF: DECEMBER 4, 2018
CAPRI HOLDINGS LIMIT ED
WO - 18000550 FACE
OPERATOR: DKS
NEW

COLORS SELECTED FOR PRINTING: INTAGLIO PRINTS IN SC-7 DARK BLUE.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐OK AS IS ☐OK WITH CHANGES ☐MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT– Custodian TEN ENT – as tenants by the entireties (Cust) (Minor) JT TEN – as joint tenants with right under Uniform Gifts to Minors of survivorship and not as Act tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises. Dated, THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH NOTICE: THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. ABnote North America PROOF OF: DECEMBER 4, 2018 711 ARMSTRONG LANE, COLUMBIA, TN 38401 CAPRI HOLDINGS LIMITED (931) 388-3003 WO - 18000550 BACK OPERATOR: DKS SALES: HOLLY GRONER 931-490-7660 NEW PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF